EXHIBIT 32.1

CEO CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADDED BY

SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002

This certification is provided pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, and accompanies the annual report on Form 10-K (the “Form 10-K”) for the year ended December 31, 2018 of Cinemark USA, Inc. (the “Issuer”).

I, Mark Zoradi, the Chief Executive Officer of Issuer certify that to the best of my knowledge:

(i)	the Form 10-K fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
(ii)	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: March 4, 2019

/s/Mark Zoradi
Mark Zoradi
Chief Executive Officer

Subscribed and sworn to before me this 4th day of March 2019.

/s/Julie Martinez
Name: Julie Martinez
Title: Notary Public

My commission expires: 09/25/2021

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.